Active Assets Money Trust
LETTER TO THE SHAREHOLDERS - DECEMBER 31, 2001

Dear Shareholder:

As of December 31, 2001, Active Assets Money Trust had net assets of more than $25 billion, up approximately 10 percent from a year earlier. The average maturity of the Fund's portfolio was 63 days. For the seven-day period ended December 31, 2001, the Fund provided an effective yield of 1.86 percent and a current yield of 1.84 percent, while its 30-day moving average yield for December was 2.01 percent. For the six-month period ended December 31, 2001, the Fund provided a total return of 1.55 percent.

Market Overview

Yields available from money-market securities continued to trend down during the second half of 2001, resulting in a 475-basis-point decline for the full calendar year. By December 11, the Federal Open Market Committee had lowered its federal funds target to 1.75 percent, a 40-year low. These low yield levels reflected the Federal Reserve Board's accommodative posture as it tried to moderate the slowing pace of economic activity, which became evident during the spring and summer of 2001, and the adverse impact of the September 11 terrorist attacks.

Portfolio Composition and Structure

On December 31, 2001, approximately 53 percent of the Fund's portfolio was invested in federal agency and U.S. Treasury obligations, 43 percent in high-quality commercial paper and the remaining 4 percent in short-term bank notes and a certificate of deposit issued by financially strong commercial banks. At the end of the fiscal period, approximately 94 percent of the portfolio's holdings were due to mature in less than four months. Consequently, we believe the portfolio is well positioned for stability of value with a very high degree of liquidity. The Fund does not invest in derivatives or structured notes that might fluctuate excessively with changing interest rates. We believe that the Fund continues to serve as a useful investment for liquidity, preservation of capital and a yield that reflects prevailing money-market conditions.

Looking Ahead

We expect the pace of economic activity during the first six months of 2002 to begin to reflect some improvement as the economy regains its footing. Barring further significant terrorist activity in the world, we believe that consumer and business confidence should continue to improve, resulting in a return to economic expansion. Such a recovery would likely lead to moderately higher levels of short-term interest rates, which could potentially materialize during the second half of 2002.

Active Assets Money Trust
LETTER TO THE SHAREHOLDERS - DECEMBER 31, 2001 continued

We appreciate your ongoing support of Active Assets Money Trust and look forward to continuing to serve your investment needs.

Very truly yours,

/s/ CHARLES A. FIUMEFREDDO                /s/ MITCHELL M. MERIN
Charles A. Fiumefreddo                    Mitchell M. Merin
Chairman of the Board                     President

Active Assets Money Trust
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2001 (UNAUDITED)

                                                                           ANNUALIZED
PRINCIPAL                            DESCRIPTION                              YIELD
AMOUNT IN                                AND                               ON DATE OF
THOUSANDS                           MATURITY DATES                          PURCHASE          VALUE
--------------------------------------------------------------------------------------------------------
             U.S. Government & Agency Obligations (53.0%)
$1,192,850   Federal Home Loan Banks
               01/09/02 - 04/26/02.......................................  1.69 - 3.42%  $ 1,189,965,069
 4,939,900   Federal Home Loan Mortgage Corp.
               01/08/02 - 06/28/02.......................................  1.73 - 3.84     4,912,963,921
 6,056,600   Federal National Mortgage Assoc.
               01/31/02 - 07/26/02.......................................  1.76 - 3.84     6,020,883,939
 1,600,000   U.S. Treasury Bills
               02/07/02 - 04/25/02.......................................  1.78 - 2.11     1,591,874,479
                                                                                         ---------------
             Total U.S. Government & Agency Obligations (Cost $13,715,687,408)........    13,715,687,408
                                                                                         ---------------
             Commercial Paper (43.4%)
             Banking (6.1%)
 1,027,950   Citicorp
               01/09/02 - 01/28/02.......................................  1.77 - 1.82     1,026,968,176
   450,000   J.P. Morgan Chase & Co.
               01/23/02..................................................     2.05           449,439,000
   100,000   Wells Fargo & Co.
               01/28/02..................................................     1.85            99,861,250
                                                                                         ---------------
                                                                                           1,576,268,426
                                                                                         ---------------
             Finance - Consumer (4.9%)
    37,100   American Express Credit Corp.
               01/04/02..................................................     1.97            37,093,909
   556,750   FCAR Owner Trust
               01/02/02 - 03/13/02.......................................  1.76 - 2.35       555,921,111
   690,000   New Center Asset Trust
               01/09/02 - 03/11/02.......................................  1.78 - 2.32       688,735,992
                                                                                         ---------------
                                                                                           1,281,751,012
                                                                                         ---------------
             Finance - Corporate (1.3%)
   335,000   Ciesco, L.P.
               02/06/02 - 02/19/02.......................................  2.06 - 2.16       334,151,694
                                                                                         ---------------
             Financial Conglomerates (4.2%)
 1,104,900   General Electric Capital Corp.
               01/04/02 - 05/02/02.......................................  1.77 - 3.46     1,101,253,569
                                                                                         ---------------

                       See Notes to Financial Statements

Active Assets Money Trust
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2001 (UNAUDITED) continued

                                                                           ANNUALIZED
PRINCIPAL                            DESCRIPTION                              YIELD
AMOUNT IN                                AND                               ON DATE OF
THOUSANDS                           MATURITY DATES                          PURCHASE          VALUE
--------------------------------------------------------------------------------------------------------
             Integrated Oil (1.0%)
$   50,000   ChevronTexaco Corp.
               02/19/02..................................................     1.84%      $    49,875,459
   200,000   Texaco Inc.
               01/04/02 - 01/07/02.......................................  1.90 - 2.07       199,949,833
                                                                                         ---------------
                                                                                             249,825,292
                                                                                         ---------------
             International Banks (23.2%)
   800,000   ABN - AMRO North America Finance Inc.
               02/15/02 - 03/05/02.......................................  1.74 - 1.86       797,947,500
   200,000   ANZ (DE) Inc.
               02/26/02..................................................     1.74           199,461,778
   600,000   Abbey National North America Corp.
               02/01/02 - 02/07/02.......................................  1.89 - 2.15       598,801,305
   800,000   Barclays U.S. Funding Corp.
               01/30/02 - 02/11/02.......................................  1.86 - 2.15       798,331,152
   350,000   Canadian Imperial Holdings Inc.
               02/27/02..................................................     1.89           348,958,167
   600,000   Deutsche Bank Financial LLC
               01/30/02 - 02/13/02.......................................  2.08 - 2.37       598,719,306
   153,400   Dresdner U.S. Finance Inc.
               02/05/02 - 02/07/02.......................................  2.03 - 2.04       153,086,650
   100,000   Halifax PLC
               03/28/02..................................................     2.03            99,517,444
   940,000   Societe Generale N.A. Inc.
               02/01/02 - 03/01/02.......................................  2.00 - 2.22       937,389,350
   600,000   Toronto-Dominion Holdings USA Inc.
               02/01/02 - 02/21/02.......................................  2.08 - 2.11       598,409,125
   870,000   UBS Finance (Delaware) LLC
               01/03/02 - 02/19/02.......................................  1.76 - 1.94       868,740,125
                                                                                         ---------------
                                                                                           5,999,361,902
                                                                                         ---------------
             Investment Banks/Brokers (2.7%)
   689,625   Goldman Sachs Group Inc.
               01/02/02 - 01/18/02.......................................  1.95 - 2.10       689,252,239
                                                                                         ---------------
             Total Commercial Paper (Cost $11,231,864,134)............................    11,231,864,134
                                                                                         ---------------
             Short-Term Bank Notes (2.7%)
   500,000   U.S. Bank N.A. Cincinnati
               02/12/02..................................................     2.22           500,000,000

                       See Notes to Financial Statements

Active Assets Money Trust
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2001 (UNAUDITED) continued

                                                                           ANNUALIZED
PRINCIPAL                            DESCRIPTION                              YIELD
AMOUNT IN                                AND                               ON DATE OF
THOUSANDS                           MATURITY DATES                          PURCHASE          VALUE
--------------------------------------------------------------------------------------------------------
$  200,000   Wells Fargo Bank, N.A.
               01/15/02..................................................    2.03 %      $   200,000,000
                                                                                         ---------------
             Total Short-Term Bank Notes (Cost $700,000,000).............                    700,000,000
                                                                                         ---------------
             Certificate of Deposit (0.9%)
   250,000   Chase Manhattan Bank (USA) N.A.
               03/13/02 (Cost $250,000,000)..............................     1.75           250,000,000
                                                                                         ---------------
             Total Investments (Cost $25,897,551,542) (a)................    100.0 %      25,897,551,542
             Liabilities in Excess of Other Assets.......................     (0.0)           (6,163,200)
                                                                             -----       ---------------
             Net Assets..................................................    100.0 %     $25,891,388,342
                                                                             =====       ===============

---------------------

    (a)  Cost is the same for federal income tax purposes.

                       See Notes to Financial Statements

Active Assets Money Trust

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
December 31, 2001 (unaudited)
Assets:
Investments in securities, at
  value
  (cost $25,897,551,542).........  $25,897,551,542
Cash.............................           20,303
Interest receivable..............        2,877,180
Prepaid expenses and other
  assets.........................          385,684
                                   ---------------
    Total Assets.................   25,900,834,709
                                   ---------------
Liabilities:
Payable for:
    Investment management fee....        6,012,468
    Distribution fee.............        2,302,674
Accrued expenses and other
  payables.......................        1,131,225
                                   ---------------
    Total Liabilities............        9,446,367
                                   ---------------
    Net Assets...................  $25,891,388,342
                                   ===============
Composition of Net Assets:
Paid-in- capital.................  $25,891,372,497
Accumulated undistributed net
  investment income..............           15,845
                                   ---------------
    Net Assets...................  $25,891,388,342
                                   ===============
Net Asset Value Per Share,
  25,891,372,497 shares
  outstanding (unlimited shares
  authorized of $.01 par
  value).........................            $1.00
                                             =====

Statement of Operations
For the six months ended December 31, 2001
  (unaudited)
Net Investment Income:

Interest Income.....................  $472,551,793
                                      ------------
Expenses
Investment management fee...........    35,989,900
Distribution fee....................    13,785,912
Transfer agent fees and expenses....     4,832,196
Custodian fees......................       514,876
Shareholder reports and notices.....       305,649
Registration fees...................        48,395
Professional fees...................        28,054
Trustees' fees and expenses.........         8,925
Other...............................        65,501
                                      ------------
    Total Expenses..................    55,579,408
                                      ------------
    Net Investment Income...........   416,972,385
    Net Realized Gain...............        61,244
                                      ------------
Net Increase........................  $417,033,629
                                      ============

                       See Notes to Financial Statements

Active Assets Money Trust

FINANCIAL STATEMENTS continued

Statement of Changes in Net Assets
                                                                FOR THE SIX        FOR THE YEAR
                                                                MONTHS ENDED           ENDED
                                                              DECEMBER 31, 2001    JUNE 30, 2001
                                                               ---------------    ---------------
                                                                 (unaudited)

Increase (Decrease) in Net Assets:

Operations:
Net investment income.......................................   $   416,972,385    $ 1,382,581,631
Net realized gain...........................................            61,244            241,472
                                                               ---------------    ---------------
    Net Increase............................................       417,033,629      1,382,823,103
                                                               ---------------    ---------------
Dividends and Distributions to Shareholders from:
Net investment income.......................................      (416,971,148)    (1,382,571,003)
Net realized gain...........................................           (61,244)          (242,436)
                                                               ---------------    ---------------
    Total Dividends and Distributions.......................      (417,032,392)    (1,382,813,439)
                                                               ---------------    ---------------

Net increase (decrease) from transactions in shares of
  beneficial interest.......................................      (320,463,971)     5,239,693,168
                                                               ---------------    ---------------

    Net Increase (Decrease).................................      (320,462,734)     5,239,702,832
Net Assets:
Beginning of period.........................................    26,211,851,076     20,972,148,244
                                                               ---------------    ---------------
End of Period
(Including accumulated undistributed net investment income
of $15,845 and $14,608, respectively).......................   $25,891,388,342    $26,211,851,076
                                                               ===============    ===============

                       See Notes to Financial Statements

Active Assets Money Trust
NOTES TO FINANCIAL STATEMENTS - DECEMBER 31, 2001 (UNAUDITED)

1. Organization and Accounting Policies

Active Assets Money Trust (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is high current income, preservation of capital and liquidity. The Fund was organized as a Massachusetts business trust on March 30, 1981 and commenced operations on July 7, 1981.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. Valuation of Investments -- Portfolio securities are valued at amortized cost, which approximates market value.

B. Accounting for Investments -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. The Fund amortizes premiums and accretes discounts over the life of the respective securities. Interest income is accrued daily.

C. Federal Income Tax Status -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable and nontaxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. Dividends and Distributions to Shareholders -- The Fund records dividends and distributions to shareholders as of the close of each business day.

2. Investment Management Agreement

Pursuant to an Investment Management Agreement with Morgan Stanley Investment Advisors Inc. (the "Investment Manager"), the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.50% to the portion of the daily net assets not exceeding $500 million; 0.425% to the portion of the daily net assets exceeding $500 million but not exceeding $750 million; 0.375% to the portion of the daily net assets exceeding $750 million but not exceeding $1 billion; 0.35% to the portion of the daily net assets exceeding $1 billion but not exceeding $1.5 billion; 0.325% to the portion of the daily net assets exceeding

Active Assets Money Trust
NOTES TO FINANCIAL STATEMENTS - DECEMBER 31, 2001 (UNAUDITED) continued

$1.5 billion but not exceeding $2 billion; 0.30% to the portion of the daily net assets exceeding $2 billion but not exceeding $2.5 billion; 0.275% to the portion of the daily net assets exceeding $2.5 billion but not exceeding $3 billion; 0.25% to the portion of the daily net assets exceeding $3 billion but not exceeding $15 billion; 0.249% to the portion of the daily net assets exceeding $15 billion but not exceeding $17.5 billion; 0.248% to the portion of the daily net assets exceeding $17.5 billion but not exceeding $25 billion; and 0.247% to the portion of the daily net assets exceeding $25 billion.

3. Plan of Distribution

Morgan Stanley Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager, is the distributor of the Fund's shares and, in accordance with a Plan of Distribution pursuant to Rule 12b-1 under the Act, finances certain expenses in connection therewith.

The Fund is authorized to reimburse the Distributor for specific expenses the Distributor incurs or plans to incur in promoting the distribution of the Fund's shares. The amount of each monthly reimbursement payment may in no event exceed an amount equal to a payment at the annual rate of 0.15% of the Fund's average daily net assets during the month. For the six months ended December 31, 2001, the distribution fee was accrued at the annual rate of 0.10%.

4. Security Transactions and Transactions with Affiliates

The cost of purchases and proceeds from sales/maturities of portfolio securities for the six months ended December 31, 2001 aggregated $52,522,899,944 and $53,559,965,756, respectively.

Morgan Stanley Trust, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At December 31, 2001, the Fund had transfer agent fees and expenses payable of approximately $146,000.

The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the six months ended December 31, 2001 included in Trustees' fees and expenses in the Statement of Operations amounted to $3,719. At December 31, 2001, the Fund had an accrued pension liability of $56,929 which is included in accrued expenses in the Statement of Assets and Liabilities.

Active Assets Money Trust
NOTES TO FINANCIAL STATEMENTS - DECEMBER 31, 2001 (UNAUDITED) continued

5. Shares of Beneficial Interest

Transactions in shares of beneficial interest, at $1.00 per share, were as follows:

                                                                 FOR THE SIX       FOR THE YEAR
                                                                MONTHS ENDED           ENDED
                                                              DECEMBER 31, 2001    JUNE 30, 2001
                                                              -----------------   ---------------
                                                                 (unaudited)
Shares sold.................................................    38,129,693,824     90,418,139,741
Shares issued in reinvestment of dividends and
  distributions.............................................       416,151,915      1,380,414,553
                                                               ---------------    ---------------
                                                                38,545,845,739     91,798,554,294
Shares repurchased..........................................   (38,866,309,710)   (86,558,861,126)
                                                               ---------------    ---------------
Net increase (decrease) in shares outstanding...............      (320,463,971)     5,239,693,168
                                                               ===============    ===============

Active Assets Money Trust

FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                      FOR THE SIX                FOR THE YEAR ENDED JUNE 30,
                                                     MONTHS ENDED      -----------------------------------------------
                                                   DECEMBER 31, 2001    2001      2000      1999      1998      1997
                                                   -----------------   -------   -------   -------   -------   -------
                                                      (unaudited)
Selected Per Share Data:

Net asset value, beginning of period.............        $ 1.00         $ 1.00    $ 1.00    $ 1.00    $ 1.00   $  1.00
                                                         ------         ------    ------    ------    ------   -------

Net income from investment operations............         0.015          0.056     0.054     0.048     0.052     0.051

Less dividends from net investment income........        (0.015)*       (0.056)*  (0.054)   (0.048)   (0.052)   (0.051)
                                                         ------         ------    ------    ------    ------   -------

Net asset value, end of period...................        $ 1.00         $ 1.00    $ 1.00    $ 1.00    $ 1.00   $  1.00
                                                         ======         ======    ======    ======    ======   =======

Total Return.....................................          1.55%(1)       5.76%     5.50%     4.92%     5.38%     5.23%

Ratios to Average Net Assets:
Expenses.........................................          0.40%(2)       0.41%     0.42%     0.43%     0.44%     0.45%

Net investment income............................          3.02%(2)       5.58%     5.38%     4.78%     5.24%     5.07%

Supplemental Data:
Net assets, end of period, in millions...........
                                                        $25,891        $26,212   $20,972   $15,989   $11,922    $8,928

---------------------

    (1)  Not annualized.
    (2)  Annualized.
     *   Includes capital gain distribution of less than $0.001.

                       See Notes to Financial Statements

TRUSTEES

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
James F. Higgins
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS

Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Mitchell M. Merin, President

Barry Fink
Vice President, Secretary and General Counsel

Jonathan R. Page, Vice President

Thomas F. Caloia, Treasurer

TRANSFER AGENT

Morgan Stanley Trust
Harborside Financial Center -- Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT AUDITORS

Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

INVESTMENT MANAGER

Morgan Stanley Investment Advisors Inc.
1221 Avenue of the Americas
New York, New York 10020

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The financial statements included herein have been taken from the records of the Fund without examination by the independent auditors and accordingly they do not express an opinion thereon.

This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Fund's Statement of Additional Information contains additional information about the Fund, including its trustees. It is available, without charge, by calling (800) 869-NEWS.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

Morgan Stanley Distributors Inc., member NASD.

ACTIVE ASSETS
MONEY TRUST



Semiannual Report
December 31, 2001